SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

RAINDANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31045	84-1407805

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1157 Century Drive
Louisville, CO 80027
(Address of principal executive offices and zip code)

(800) 878-7326
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition

     On April 27, 2005, Raindance issued a press release announcing its financial results for its first quarter ending March 31, 2005 and providing 2005 second quarter financial guidance. A copy of the press release is attached as Exhibit 99.1. The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Use of Non-GAAP Financial Information

     The attached press release contains certain financial measures that are not prepared or presented in accordance with generally accepted accounting principles (“GAAP”). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. To supplement our financial statements presented in accordance with GAAP, Raindance provides certain non-GAAP financial measures as additional information relating to its operating results. Raindance’s management believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. These measures are not in accordance with, or an alternative to, generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.

     Pursuant to the requirements of Regulation G and consistent with our historical practice, we have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Item 9.01 — Financial Statements and Exhibits.

     (c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Raindance Communications, Inc. (“Raindance”), dated April 27, 2005, announcing first quarter financial results for the quarter ended March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINDANCE COMMUNICATIONS, INC.
Date: April 27, 2005
By:	/s/ Nicholas J. Cuccaro
Nicholas J. Cuccaro
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 27, 2005 announcing first quarter financial results for the quarter ended March 31, 2005.